UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 500

New York, NY 10151

 (Address of principal executive offices)(Zip code)

John E. Deysher

745 Fifth Ave., Suite 500

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 725-0805

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

June 30, 2025

PINNACLE VALUE FUND

PVFIX

ADDITIONAL INFORMATION

This Semi-Annual Shareholder Report contains important information about the Pinnacle Value Fund - PVFIX for Jan. 1, 2025 to June 30, 2025.

You can find additional information at www.pinnaclevaluefund.com. You can also request this information by calling (877) 369-3705 X115.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Pinnacle Value Fund	$61	1.24%

*Annualized

managment’s discussion of fund performance

Our Fund’s NAV fell 2.3%, slightly worse than the benchmark R2000 which fell 1.8%. We feel the Fund is well positioned with a basket of well researched equities and a large cash balance earning 4% plus in a government MMF. We continue to search for undervalued equities with strong fundamentals and reasonable valuations that provide a margin of safety.

As shown on the next page, detractors to performance outweighed contributors. Our results were hampered by our large cash position and disappointing results at two of our larger positions, Culp Inc. and Unifi. High Point, NC based Culp makes synthetic fabrics for the upholstered furniture and mattress ticking markets both of which face slowing demand after a robust, pandemic driven run where cocooning at home drove furniture and mattress sales. Culp is undergoing a major restructuring with asset sales and headcount reductions which should help restore profitability. Greensboro, NC based Unifi makes texturized nylon/polyester yarns used to produce synthetic fabrics that go into apparel, home furnishings and vehicle interiors. Like Culp, Unifi has excess capacity and has embarked on a major restructuring involving asset sales, plant closures and expense reductions. Both are making solid progress so far.

Contributors to performance include our Sprott precious metals ETFs where higher precious metals prices drove earnings and share prices higher. Seaboard was also a positive contributor as the agriculture conglomerate almost doubled earnings on higher sales.

We had slightly more portfolio buys than sales. We took advantage of lower prices to add to existing positions Coda Octopus, Heartland Trucking, Omega Flex, Shoe Carnival and Unifi. All have viable business models, acceptable management and strong balance sheets. We added a few new positions including Cohu, a Poway, CA maker of test/automation/inspection/metrology products used in semiconductor manufacturing; Diodes, a Plano, TX based maker of electronic components; Innospec, an Englewood, CO producer of specialty chemicals; and Stepan, a Northfield, IL maker of surfactants, polymers and other specialty chemicals.

We trimmed several positions including Getty Realty, Graham Corp, Kirby Corp and our Sprott precious metal ETFs that we view as fully valued- all were sold at long term capital gains rates.

Outlook & Current Positioning

US equities have had a good run with the most recent rally driven by lower investor anxiety over tariffs and interest rates. Economic data continue to show moderate growth, low unemployment and reasonable inflation. Investors continue to expect at least one interest rate cut before year end and perhaps more in 2026. The Artificial Intelligence craze has jumpstarted a “tech renaissance” and driven the NASDAQ and S&P 500 to new highs. In summary, investors continue to embrace the prospects of a soft landing – a strong economy with high employment and low inflation.

On the flip side, the market is priced to perfection with most valuation metrics (P/E, price/book, price/cash flow, etc.) near all time highs. Growing US sovereign debt remains a concern. Approaching $37 trillion, the Treasury must continue to sell huge amounts of government securities to fund our deficits which may put upward pressure on interest rates. There’s also concern that Big Tech/AI could disappoint if reality falls short of expectations. Finally, corporate profit margins are probably past peak levels for this cycle as more firms are forced to absorb higher labor, tariff and material costs in order to maintain market share.

While our crystal ball is no better than others, we believe inflation and interest rates will remain higher for longer than most people think. We feel most optimistic scenarios are already priced into the market with no room for error. So, we’ll stay conservative, let valuations be our guide and be attentive for any market dislocations that may occur.

Please be advised that we will most likely make a distribution of net realized capital gains in December most of which we expect to be long-term. We’ll have an estimate in late November that we’ll post on our website for your tax planning.

By now you should have received your June statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities appear and are searching diligently for situations where good things are happening below the surface. Your portfolio manager remains a major Fund shareholder.

John E. Deysher

Pinnacle Value Fund

President & Portfolio Manager

745 Fifth Ave.- 500

New York, NY 10151

212-725-0805

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Pinnacle Value Fund	4.02%	15.17%	5.29%
Russell 2000 Index	7.68%	10.04%	7.12%

Cumulative Performance Comparison of $10,000 Investment

Pinnacle Value Fund $16,754
Russell 2000 Index $19,897
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
7/1/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019
6/30/2020
12/31/2020
6/30/2021
12/31/2021
6/30/2022
12/31/2022
6/30/2023
12/31/2023
6/30/2024
12/31/2024
6/30/2025

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares held in taxable accounts. Updated performance data current to the most recent month-end can be obtained by calling 877-369-3705 X115.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$33,856,657	43	13.77%	$154,672

TOP 10 POSITIONS	% net assets
1.Gulf Island Fabrication- engineering/design/construction	8.3
2. Hurco Cos.- machine tool maker with worldwide distribution	5.9
3. Unifi- texturized nylon/polyester yarn used to produce fabrics	5.6
4. Culp Inc.- fabrics for upholstered furniture & mattress coverings	3.8
5. Weyco Group- wholesale & retail shoes	3.6
6. Ingles Markets- regional supermarket chain	3.5
7. Seaboard- agricultural conglomerate	3.5
8. Bristow Group- helicopter services to commercial/government clients	3.3
9. Stealthgas- owns/operates fleet of liquid petroleum gas (LPG) tankers	2.4
10. AerSale- aviation services	2.4
Total	42.3%

YTD TOP 5 Contributors (includes dividends)
1 .Seaboard	0.5%
2. Sprott gold miners ETF	0.5
3. Sprott junior gold miners ETF	0.4
4. Stealthgas	0.3
5. Diodes	0.3%

YTD TOP 5 Detractors (includes dividends)
1.Culp	-1.8%
2.Unifi	-0.9
3.Weyco	-0.4
4.Shoe Carnival	-0.3
5.OP Bank	-0.3%

SECURITY CLASSIFICATIONS
Government Money Market Funds	31.8%
Consumer Goods & Services	12.6
Apparel & Textiles	10.0
Transportation	9.4
Industrial Goods & Services	8.9
Construction & Fabrication	8.5
Energy	7.6
Technology	3.8
Banks & Thrifts	3.7
Insurance	2.3
Closed End & Exchange Traded Funds	1.4
Total	100.0%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Pinnacle Value Fund at 877-369-3705 X115, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For more information about the Fund; including the prospectus, financial information, holdings and proxy information, see www.pinnaclevaluefund.com or call 877-369-3705 X115.

Item 2. Code of Ethics.

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL

FINANCIAL

STATEMENTS

JUNE 30, 2025

(Unaudited)

www.pinnaclevaluefund.com

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

		Schedule of Investments
		June 30, 2025 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textiles
61,442	Crown Crafts, Inc.	$ 292,642	$ 176,339
328,122	Culp, Inc. *	1,674,867	1,289,519
363,921	Unifi, Inc. *	2,178,339	1,899,668
		4,145,848	3,365,526	9.94%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	118,105
44,936	OP Bancorp	361,498	583,719
25,757	PCB Bancorp	317,122	540,382
		718,421	1,242,206	3.67%
Chemicals
1,628	Innospec, Inc.	138,626	136,899
2,723	Stepan Co.	140,774	148,621
		279,400	285,520	0.84%
Construction & Fabrication
422,613	Gulf Island Fabrication, Inc.	1,790,797	2,810,376
2,000	Tri Pointe Homes, Inc. *	30,475	63,900
		1,821,272	2,874,276	8.49%
Energy
34,064	Bristow Group, Inc. *	415,511	1,123,090
15,570	Dorian LPG Ltd.	83,385	379,597
5,441	Sabine Royalty Trust	310,983	362,806
129,801	Seacor Marine Holdings, Inc. *	617,004	661,985
2,000	Seadrill Ltd. *	38,593	52,500
		1,465,476	2,579,978	7.62%
Furniture & Fixtures
5,053	Ethan Allen Interiors, Inc.	51,290	140,726
1,234	Flexsteel Industries, Inc.	10,185	44,461
21,537	Hooker Furnishings Corp.	285,805	227,861
		347,280	413,048	1.22%
Industrial Metals
13,031	Friedman Industries, Inc.	59,031	215,793
10,957	Omega Flex, Inc.	400,316	354,788
		459,347	570,581	1.69%
Insurance
242,498	First Acceptance Corp. *	217,784	785,694	2.32%

Power Equipment
6,183	AstroNova, Inc. *	52,315	71,661
2,057	Graham Corp. *	14,396	101,842
106,050	Hurco Cos., Inc. *	2,198,411	2,004,345
		2,265,122	2,177,848	6.43%
Retail
18,724	Ingles Markets, Inc. Class A	1,256,504	1,186,727
31,538	PetMed Express, Inc. *	97,158	104,706
38,190	Shoe Carnival, Inc.	774,007	714,535
13,729	The Buckle, Inc.	187,262	622,610
36,678	Weyco Group, Inc.	822,905	1,216,243
		3,137,836	3,844,821	11.36%
Technology
3,000	Benchmark Electronics, Inc.	58,685	116,490
65,391	Coda Octopus Group, Inc. *	351,701	534,898
5,918	Cohu, Inc. *	86,480	113,862
8,416	Diodes, Inc. *	332,147	445,122
8,133	Ultralife Corp. *	33,916	73,034
		862,929	1,283,406	3.79%
Transportation
133,505	AerSale Corp. *	671,023	802,365
43,801	Heartland Express, Inc.	519,464	378,441
410	Seaboard Corp.	1,190,883	1,173,092
127,217	StealthGas, Inc. *	350,748	815,461
200	Werner Enterprises, Inc.	5,880	5,472
		2,737,998	3,174,831	9.38%

Total for Common Stock		$18,458,713	$ 22,597,735	66.75%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	88,042
3,822	Sprott Gold Miners ETF *	75,030	190,026
4,500	Sprott Junior Gold Miners ETF *	78,218	203,580

Total for Closed-End & Exchange Traded Funds		$ 210,018	$ 481,648	1.42%

SHORT TERM INVESTMENTS
Money Market Fund
10,874,701	Federated Government Obligations Fund Institutional Class 4.20% **	10,874,701	10,874,701

Total for Short Term Investments		$10,874,701	$ 10,874,701	32.12%

	Total Investments	$29,543,432	$ 33,954,084	100.29%

	Liabilities in excess of other assets		(97,427)	(0.29)%

	Net Assets		$ 33,856,657	100.00%

* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2025.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2025 (Unaudited)

Assets:
Investment Securities at Market Value	$ 33,954,084
(Identified Cost $29,543,432)
Receivables:
Dividends and Interest	48,493
Prepaid Expenses	13,368
Total Assets	34,015,945
Liabilities:
Payable to Advisor	142,056
Accrued Expenses	17,232
Total Liabilities	159,288
Net Assets	$ 33,856,657

Net Assets Consist of:
Paid-In Capital	$ 26,939,026
Distributable Earnings	6,917,631
Net Assets	$ 33,856,657
Net Asset Value and Redemption Price
Per Share ($33,856,657/2,108,682 shares outstanding), no par value, unlimited
shares authorized	$ 16.06

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2025 (Unaudited)

Investment Income:
Dividends	$ 170,154
Interest	250,907
Total Investment Income	421,061
Expenses:
Investment Advisor Fees (Note 3)	210,208
Transfer Agent & Fund Accounting Fees	20,828
Insurance Fees	7,935
Audit Fees	7,636
Trustee Fees	4,760
Custodial Fees	4,563
Registration Fees	3,173
Miscellaneous Fees	2,776
Legal Fees	1,488
Printing & Mailing Fees	695
Total Expenses	264,062
Advisory Fees Waived by Advisor	(55,536)
Net Expenses	208,526

Net Investment Income	212,535

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,665,265
Change in Unrealized Depreciation on Investments	(2,704,035)
Net Realized and Unrealized Loss on Investments	(1,038,770)

Net Decrease in Net Assets from Operations	$ (826,235)

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2025	12/31/2024
From Operations:
Net Investment Income	$ 212,535	$ 702,871
Net Realized Gain on Investments	1,665,265	2,889,106
Net Change In Unrealized Depreciation	(2,704,035)	(21,446)
Net Increase (Decrease) in Net Assets from Operations	(826,235)	3,570,531

From Distributions to Shareholders:
Distributions	-	(4,481,889)
Total Distributions to Shareholders	-	(4,481,889)

From Capital Share Transactions:
Proceeds From Sale of Shares (a)	132,127	2,003,569
Shares issued in Reinvestment of Dividends	-	4,161,021
Cost of Shares Redeemed	(1,845,525)	(3,369,804)
Net Increase (Decrease) from Shareholder Activity	(1,713,398)	2,794,786

Net Increase (Decrease) in Net Assets	(2,539,633)	1,883,428

Net Assets at Beginning of Year/Period	36,396,290	34,512,862
Net Assets at End of Year/Period	$ 33,856,657	$ 36,396,290

Share Transactions:
Issued	8,334	114,365
Reinvested	-	251,878
Redeemed	(113,647)	(195,109)
Net Increase (Decrease) in shares	(105,313)	171,134
Shares outstanding beginning of Year/Period	2,213,995	2,042,861
Shares outstanding end of Year/Period	2,108,682	2,213,995

(a) Includes Redemption Fees of $471 for the six months ended June 30, 2025 and $1,817 for the year ended December 31, 2024.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each year/period.	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2025		12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Net Asset Value -
Beginning of Year/Period	$ 16.44		$ 16.89	$ 14.33	$ 15.65	$ 14.76	$ 14.27
Net Investment Income *	0.10		0.35	0.32	0.17	0.19	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(0.48)		1.46	3.27	0.01	1.90	0.39
Total from Investment Operations	(0.38)		1.81	3.59	0.18	2.09	0.49

Distributions from Net Investment Income	-		(0.36)	(0.32)	(0.16)	(0.36)	-
Distributions from Capital Gains	-		(1.90)	(0.71)	(1.34)	(0.84)	-
Total Distributions	-		(2.26)	(1.03)	(1.50)	(1.20)	-

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Year/Period	$ 16.06		$ 16.44	$ 16.89	$ 14.33	$ 15.65	$ 14.76

Total Return	(2.31)%	(c)	10.70%	25.37%	1.14%	14.31%	3.43%

Ratios/Supplemental Data
Net Assets - End of Year/Period (Thousands)	$ 33,857		$ 36,396	$ 34,513	$ 29,281	$ 32,107	$ 29,317

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.57%	(b)	1.55%	1.58%	1.60%	1.56%	1.66%
Ratio of Net Income to Average Net Assets	0.93%	(b)	1.67%	1.69%	0.75%	0.80%	0.37%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	(b)	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Income to Average Net Assets	1.26%	(b)	1.97%	2.03%	1.10%	1.12%	0.79%

Portfolio Turnover Rate	13.77%	(c)	21.72%	22.90%	39.67%	7.48%	48.23%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share.
(b) Annualized.
(c) Not annualized.

Pinnacle Value Fund

Bertolet Capital Trust

Notes to Financial Statements

JUNE 30, 2025 (UNAUDITED)

1.)	ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares. Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long-term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)	Significant Accounting Policies

Security Valuation:

The Fund will primarily invest in equities and convertible securities. Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value. A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks. Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2025:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 22,597,735	$ -	$ -	$ 22,597,735
Closed-end & Exchange Traded Funds	210,018	-	-	210,018
Money Market Funds	10,874,701	-	-	10,874,701
Investments at Market	$ 33,954,084	$ -	$ -	$ 33,954,084

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end. The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2025. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2024, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2025 the Fund held approximately 32% of net assets in the Federated Government Obligations Fund Institutional Class.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2025 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. There were $471 in early redemption fees for the six months ended June 30, 2025, and $1,817 in early redemption fees for the year ended December 31, 2024.

3.)	Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser). Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter. For the six months ended June 30, 2025, Adviser earned $210,208 in fees which are paid yearly. For the six months ended June 30, 2025, the Adviser waived $55,536 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser. Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2026.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund. Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation. Adviser is entitled to recoup $103,325 through December 31, 2025, $108,089 through December 31, 2026, and $109,853 through December 31, 2027.

4.)	SEGMENT REPORTING

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of operations, and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight, the Adviser is deemed to be the Chief Operating Decision Maker.

5.)	Purchases and Sales of Securities

For six months ended June 30, 2025, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $3,993,215 and $3,070,576, respectively.

6.)	FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2024. Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the six months ended June 30, 2025, the Fund paid no distributions. For the year ended December 31, 2024 the Fund paid an ordinary income distribution of $0.36 per share, and a long-term capital gain of $1.90 per share.

The tax nature of distributions paid during the six months ended June 30, 2025, and year ended December 31, 2024 and, were as follows:

	2025	2024
Ordinary Income	$0	$719,035
Long Term Capital Gain	$0	$3,762,854
	$0	$4,481,889

At December 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 29,514,976

Gross tax unrealized appreciation	$ 7,729,728
Gross tax unrealized depreciation	(653,794)
Net tax unrealized appreciation	7,075,934
Undistributed ordinary income	49,767
Accumulated capital and other gains - net	618,165
Total Distributable Earnings	$ 7,743,866

At December 31, 2024, the Fund had no capital loss carryforwards. At December 31, 2024, the Fund had no post-October losses.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

8.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH.   Previously filed.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 4, 2025